AFL-CIO Housing Investment Trust (HIT)

The HIT is a $6.9 billion open ended mutual fund available to eligible institutional investors. For over 35 years, the HIT has demonstrated that it is possible to achieve competitive fixed-income returns for working people, while creating good union jobs, improving the nation’s housing stock and fostering community development. With 39 projects currently under construction, the HIT’s investments can generate the type of broad economic impacts that are so critical in this moment of high unemployment and housing affordability challenges.

One such project is Cote Village in Boston, MA. The HIT committed $17.0 million to finance the $49.0 million redevelopment of the former Cote Ford dealership in Mattapan. Once completed, Cote Village will include 76 new rental units, all of which are affordable, outdoor community space, a fitness center, on-site parking and other resident amenities. Additional information on Cote Village can be found on the HIT’s website at https:// www.aflcio- hit.com/ wp-content/ uploads/2020/02/ Cote-Village-Profile.pdf

All data current as of April 30, 2021. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055.